UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2023

GALERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39114	46-1454898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Liberty Blvd #230

Malvern, PA 19355

(Address of principal executive offices) (Zip Code)

(610) 725-1500

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GRTX	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

Preliminary Financial Results - Cash Balance as of June 30, 2023

On August 9, 2023, Galera Therapeutics, Inc. (the “Company”) announced that, based upon preliminary estimates and information available to the Company, it expects to report that it had cash, cash equivalents and short-term investments of approximately $38.8 million as of June 30, 2023. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K).

The preliminary cash balance presented above is not a comprehensive statement of the Company’s financial position, and is subject to change following the completion of the Company’s financial closing and independent auditor review procedures. Complete results will be included in the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2023.

The information contained in Item 2.02 (including Exhibit 99.1 attached hereto) of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On August 9, 2023, the Board of Directors of the Company approved a reduction in the Company’s current workforce by 22 employees, or approximately 70% of the Company’s headcount as of August 9, 2023 (the “Workforce Reduction”). The decision was based on cost-reduction initiatives intended to reduce operating expenses.

The Company currently estimates that it will incur charges of approximately $2.0 to $2.5 million in connection with the Workforce Reduction, primarily consisting of severance payments, employee benefits and related costs. The Company expects that the majority of these charges will be incurred in the third quarter of 2023. The Workforce Reduction and other cost savings actions being implemented are expected to extend the Company’s cash runway into the second quarter of 2024.

The estimates of the charges and expenditures that the Company expects to incur in connection with the Workforce Reduction, and the timing thereof, are subject to several assumptions and the actual amounts incurred may differ materially from these estimates. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Workforce Reduction.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2023, Mark Bachleda, Pharm.D., the Company’s Chief Commercial Officer, was informed that his position was being eliminated in connection with the Workforce Reduction. In connection with Dr. Bachleda’s separation from the Company, the Company expects to enter into a separation agreement with Dr. Bachleda pursuant to which Dr. Bachleda will be eligible to receive the severance payments and benefits under his employment agreement with the Company in exchange for executing a general release of claims in favor of the Company.

Item 8.01 Other Events.

On August 9, 2023, the Company announced that it had received a Complete Response Letter (“CRL”) from the U.S. Food and Drug Administration (“FDA”) regarding the Company’s New Drug Application (“NDA”) for avasopasem manganese (avasopasem) for radiotherapy-induced severe oral mucositis (“SOM”) in patients with head and neck cancer undergoing standard-of-care treatment. In the CRL, the FDA communicated that the results from the Phase 3 ROMAN trial together with the supporting data from the GT-201 trial are not sufficiently persuasive to establish substantial evidence of avasopasem’s effectiveness and safety for reducing SOM in patients with head and neck cancer. FDA stated that results from an additional clinical trial will be required for resubmission. The Company intends to request a Type A meeting with the FDA to understand the FDA’s rationale for its decision and discuss next steps to support an NDA resubmission seeking approval of avasopasem. The Company will also explore strategic alternatives, including partnering, for the continued development of avasopasem and rucosopasem.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding: the anticipated charges associated with the Workforce Reduction, including specific categories of costs and future cash expenditures and the timing of when such charges are expected to be recognized; the expected financial and operational impacts of the Company’s restructuring initiatives; the Company’s intention to request and hold a Type A meeting with the FDA in order to understand the FDA’s rationale for its decision and discuss next steps to support an NDA resubmission seeking approval of avasopasem; and the Company’s plans to evaluate strategic alternatives. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the Company’s dependence on avasopasem manganese; risks relating to the regulatory approval process; failure to obtain regulatory approval of product candidates in the United States or other jurisdictions; substantial doubt regarding the Company’s ability to continue as a going concern; needing substantial funding and the ability to raise capital; general business, financial and accounting risks; and the other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as updated by its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the U.S. Securities and Exchange Commission, or the SEC, and the Company’s other filings with the SEC, which could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. Any forward-looking statements speak only as of the date of this Form 8-K and are based on information available to the Company as of the date of this Form 8-K, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release of Galera Therapeutics, Inc. issued August 9, 2023

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALERA THERAPEUTICS, INC.

Date: August 10, 2023	By:	/s/ J. Mel Sorensen, M.D.
J. Mel Sorensen, M.D.
President and Chief Executive Officer